SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Date of Report (Date of earliest event

Reported):  April 26, 2004

GREENPOINT MORTGAGE SECURITIES LLC
(Exact name of registrant as specified in its charter)
Delaware	333-108405	20-0326233
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Wood Hollow Drive Novato, California 94545
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (415) 878 – 5292

Item 5.

Other Events.

Filing of Term Sheets

Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the “Form 8-K”), GreenPoint Mortgage Securities LLC (the “Company”) is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its GreenPoint Home Equity Loan Trust 2004-2, Home Equity Loan Asset-Backed Notes, Series 2004-2.

In connection with the offering of the GreenPoint Home Equity Loan Trust 2004-2, Home Equity Loan Asset-Backed Notes, Series 2004-2, Wachovia Capital Markets, LLC (“Wachovia”), as lead manager of the Notes, has prepared certain materials (the “Structural Term Sheet(s)”) for distribution to their potential investors.  Although the Company provided Wachovia with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Structural Term Sheet(s).

The Structural Term Sheet(s) are attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

Stuructural Term Sheet(s) prepared by Wachovia Capital Markets, LLC in connection with GreenPoint Home Equity Loan Trust 2004-2, Home Equity Loan Asset-Backed Notes, Series 2004-2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENPOINT MORTGAGE SECURITIES LLC

By: Nathan Hieter

Name: Nathan Hieter

Title:  Vice President

Dated:  April 26, 2004

Exhibit Index

Exhibit

99.1

Structural Term Sheet(s)